                                                                   Exhibit 10.25


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                             NOTE PURCHASE AGREEMENT

                                       BY
                                       AND
                                      AMONG

                             USINTERNETWORKING, INC.

                                       AND

                          U S WEST COMMUNICATIONS, INC.

                          Dated as of December 29, 1998















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


                                TABLE OF CONTENTS

                                                                                                               Page

ARTICLE I. DEFINITIONS............................................................................................1

         1.1. Definitions.........................................................................................1
         1.2. Accounting Terms: Financial Statements..............................................................4
         1.3. Knowledge Standard..................................................................................4
         1.4. Other Defined Terms.................................................................................4

ARTICLE II. AUTHORIZATION OF NOTES; PURCHASE AND SALE OF NOTES; MAKING OF LOANS...................................5

         2.1. Note................................................................................................5
         2.2. Purchase and Sale of Note...........................................................................5
         2.3. Closing.............................................................................................5
         2.4. The Loans...........................................................................................6
         2.5. Fees and Expenses...................................................................................6

ARTICLE III. CONDITIONS TO THE OBLIGATION OF THE PURCHASER TO PURCHASE THE NOTE...................................6

         3.1. Representations and Warranties......................................................................6
         3.2. Compliance with Terms and Conditions of this Agreement..............................................6
         3.3. Delivery of Note....................................................................................6
         3.4. Closing Certificates................................................................................6
         3.5. Secretary's Certificates............................................................................7
         3.6. Documents...........................................................................................7
         3.7. Purchase Permitted By Applicable Laws...............................................................7
         3.8. Consents and Approvals..............................................................................7
         3.9. No Material Judgment or Order.......................................................................7
         3.10. Waiver of Rights...................................................................................7

ARTICLE IV. CONDITIONS TO THE OBLIGATION OF USI TO CLOSE..........................................................8

         4.1. Representations and Warranties......................................................................8
         4.2. Compliance with this Agreement......................................................................8
         4.3. Issuance Permitted by Applicable Laws...............................................................8
         4.4. Loans...............................................................................................8
         4.5. Consents and Approvals..............................................................................8
         4.6. No Material Judgment or Order.......................................................................9

ARTICLE V. REPRESENTATIONS AND WARRANTIES OF USI..................................................................9

         5.1. Corporate Existence and Authority...................................................................9
         5.2. Corporate Authorization; No Contravention...........................................................9
         5.3. Governmental Authorization; Third Party Consents....................................................9




                                       2
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

         5.4. Binding Effect.....................................................................................10
         5.5. Capitalization.....................................................................................10
         5.6. Private Offering...................................................................................10
         5.7. Litigation.........................................................................................11
         5.8. Financial Statements...............................................................................11
         5.9. Tax Matters........................................................................................11
         5.10. Investment Company/Government Regulations.........................................................11
         5.11. Broker's Finder's or Similar Fees.................................................................11
         5.12. Labor Relations and Employee Matters..............................................................11
         5.13. Employee Benefits Matters.........................................................................12
         5.14. Outstanding Borrowings............................................................................12
         5.15. Insurance Schedule................................................................................12
         5.16. Solvency..........................................................................................12
         5.17. No Other Agreements to Sell Assets or Capital Stock...............................................12
         5.18. Compliance with Law...............................................................................12
         5.19. Disclosure........................................................................................13
         5.20. Regulatory Affiliate..............................................................................13

ARTICLE VI. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER......................................................13

         6.1. Partnership or Corporate Existence and Authority...................................................13
         6.2. Organization; Authorization; No Contravention......................................................13
         6.3. Binding Effect.....................................................................................14
         6.4. Purchase for Own Account...........................................................................14
         6.5. Financial Condition................................................................................14
         6.6. Receipt of Information.............................................................................14
         6.7. Broker's, Finder's or Similar Fees.................................................................15
         6.8. Governmental Authorization: Third Party Consent....................................................15
         6.9. Litigation.........................................................................................15

ARTICLE VII. COVENANTS OF USI WITH RESPECT TO THE PERIOD FOLLOWING THE CLOSING...................................15

         7.1. Reservation of Shares..............................................................................15

ARTICLE VIII. INDEMNIFICATION....................................................................................15

         8.1. Indemnification....................................................................................16
         8.2. Notification.......................................................................................16

ARTICLE IX. MISCELLANEOUS........................................................................................17

         9.1. Survival of Representations and Warranties.........................................................17
         9.2. Notices............................................................................................17
         9.3. Successors and Assigns.............................................................................18
         9.4. Amendment and Waiver...............................................................................19
         9.5. Counterparts.......................................................................................19
         9.6. Headings...........................................................................................19





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

         9.7. Governing Law......................................................................................19
         9.8. Severability.......................................................................................19
         9.9. Rules of Construction..............................................................................19
         9.10. Entire Agreement..................................................................................20
         9.11. Further Assurances................................................................................20
         9.12. Publicity.........................................................................................20
         9.13. Jurisdiction......................................................................................20
         9.14. Waiver of Jury Trial..............................................................................20





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


                             NOTE PURCHASE AGREEMENT

                  THIS NOTE PURCHASE AGREEMENT (the "Agreement") is entered into as of the 29th day of December, 1998, by and among USinternetworking, Inc., a Delaware corporation ("USi") and US WEST Communications, Inc., a Colorado corporation ("US WEST" or the "Purchaser").

                                    RECITALS:

                  A. USi and the Purchaser desire to complete an equity financing on substantially the terms set forth in the term sheet attached hereto as Exhibit A (the "Financing")

                  B. In order to provide USi with necessary working capital prior to the consummation of the Financing, upon the terms and subject to the conditions set forth in this Agreement, USi proposes to issue and sell a Convertible Promissory Note (the "Note") to the Purchaser and to obtain from the Purchaser the loan as contemplated thereby.

                  C. The Purchaser desires to purchase from USi the Note and to make the Loan as contemplated thereby, as set forth on Schedule 1 hereto.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

                  1.1.     DEFINITIONS.

                  As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

                  "AFFILIATE" means, with respect to any specified Person, any Person that, directly or indirectly, controls, is controlled by, or is under common control with, such specified Person, whether by contract, through one or more intermediaries, or otherwise.

                  "BUSINESS" means the business of USi as conducted and planned to be conducted on the date hereof.

                  "BUSINESS DAY" shall mean a day other than a Saturday or Sunday or any federal holiday.

                  "COMMISSION" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act (as defined below).



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                  "CONDITION OF USI" means the assets, business, properties, operations, financial condition or prospects of USi.

                  "CONTRACTUAL OBLIGATION" means any contract or agreement by which a person is bound or to which its assets are subject.

                  "CONVERSION SHARES" has the meaning assigned thereto in the Note.

                  "EMPLOYEE PLANS" means all benefits arrangements, pensions plans or welfare plans adopted by USi for its employees.

                  "EMPLOYEE STOCK OPTION PLAN" means an employee stock option plan adopted by the Compensation Committee of the Board of Directors of USi providing for the issuance to certain employees of USi of options to purchase a certain number of shares of USi Common Stock at a certain exercise price per share; the total number of shares of USi Common Stock which may be issued under such plan shall not exceed 6.5% of the total number of outstanding shares of common stock calculated on a fully diluted basis, not including the options and shares issuable or issued on exercise of options pursuant to the Employee Stock Option Plan.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

                  "FINANCING" means USi's issuance and sale on or prior to March 31, 1999 of shares of its Series B Preferred Stock with the terms and conditions set forth on Exhibit A hereto, and otherwise on terms and conditions reasonably acceptable to the Purchaser, resulting in net proceeds to USi of not less than $50,000,000.

                  "GAAP" means United States generally accepted accounting principles, in effect from time to time, consistently applied.

                  "GOVERNMENTAL AUTHORITY" means the government of any nation, state, city, locality or other political subdivision of any thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

                  "INDEBTEDNESS" means, as to any Person: (a) all obligations, whether or not contingent, of such Person for borrowed money (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured), (b) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments, (c) all obligations of such Person representing the balance of deferred purchase price of property or services, except trade accounts payable and accrued commercial or trade liabilities arising in the ordinary course of business, (d) all interest rate and currency swaps, caps, collars and similar agreements or hedging devices under which payments are obligated to be made by such Person, whether periodically or upon the happening of a contingency, (e) all indebtedness created or arising under any conditional sale or other title



                                       6
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retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (f) all obligations of such Person under leases which have been or should be, in accordance with GAAP, recorded as capital leases, (g) all indebtedness secured by any Lien (other than Liens in favor of lessors under leases other than leases included in clause (f)) on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is non-recourse to the credit of that Person, and (h) all Indebtedness of any other Person referred to in clauses (a) through (f) above, guaranteed, directly or indirectly, by that Person.

                  "LIEN" means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or other security interest of any kind or nature whatsoever (excluding preferred stock or equity related preferences) including, without limitation, those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease obligation, or any financing lease having substantially the same economic effect as any of the foregoing.

                  "OUTSTANDING BORROWINGS" means as to any Person all Indebtedness of such Person for borrowed money (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured).

                  "PERSON" means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

                  "REGULATORY AFFILIATE" means an "Affiliate" of the Purchaser, as that term is defined in Section 3(1) of the Communications Act of 1934, as amended, 47 U.S.C. ss. 153(1).

                  "REQUIREMENTS OF LAW" means, as to any Person, the provisions of the Certificate of Incorporation and By-laws or other organizational or governing documents of such Person, and any law, treaty, rule, regulation, right, privilege, qualification, license or franchise, order, judgment, or determination of an arbitrator or a court or other Governmental Authority, in each case, applicable or binding upon such Person or any of its property or to which such Person or any of its property is subject or applicable to any or all of the transactions contemplated by or referred to in the Transaction Documents.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

                  "SHAREHOLDERS AGREEMENT" means the Shareholders' Agreement between USi and its shareholders dated as of May 28, 1998, as amended.

                  "TRADING DAY" means any day on which any market in which the applicable security is then traded and in which a Quoted Price may be ascertained is open for business.



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


                  "TRANSACTION DOCUMENTS" means collectively, this Agreement and the Note.

                  "TRANSACTION EXPENSES" means any and all reasonable out-of-pocket (i) legal expenses incurred by the Purchaser in connection with the negotiation and preparation of the Transaction Documents, the consummation of the transactions contemplated thereby and preparation for any of the foregoing, including, without limitation, travel expenses, reasonable fees, charges and disbursements of counsel and any similar or related legal costs and legal expenses; and (ii) other expenses incurred by the Purchaser in connection with the negotiation, preparation and consummation of the Transaction Documents and the transactions contemplated thereby.

                  "USI STOCK" means Common Stock, par value $.001 per share, of USi, or any other capital stock of USi into which such stock is reclassified or reconstituted.

                  1.2.     ACCOUNTING TERMS: FINANCIAL STATEMENTS.

                  All accounting terms used herein not expressly defined in this Agreement shall have the respective meanings given to them in accordance with sound accounting practice. The term "sound accounting practice" shall mean such accounting practice as, in the opinion of the independent certified public accountants regularly retained by USi conforms at the time to GAAP applied on a consistent basis except for changes with which such accountants concur.

                  1.3.     KNOWLEDGE STANDARD.

                  When used herein, the phrase "to the knowledge of" any Person, "to the best knowledge of" any Person or any similar phrase shall mean, (i) with respect to any individual, the actual knowledge of such Person, (ii) with respect to any corporation, the actual knowledge of the officers and directors of such corporation and the knowledge of such facts that such persons should have in the exercise of their duties after reasonable inquiry, and (iii) with respect to a partnership, the actual knowledge of the officers and directors of the general partner of such partnership and the knowledge of such facts that such persons should have in the exercise of their duties after reasonable inquiry.

                  1.4.     OTHER DEFINED TERMS.

                  The following terms shall have the meanings specified in the Sections set forth below:


               Term                                        Section
               Actions                                         5.7

               Closing Date                                    2.2

               Closing                                         2.3

               Dispute                                         9.8




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

               Financing                                 Recital A

               Indemnified Party                               8.2

               Indemnifying Party                              8.2

               Liabilities                                     8.2

               Note                                      Recital B

               Purchasing Indemnified Party                 8.1(a)

               Purchasing Indemnifying Party                8.1(b)

               Selling Indemnified Party                    8.1(b)

               Selling Indemnifying Party                   8.1(a)



                                   ARTICLE II.
                             AUTHORIZATION OF NOTES;
                           PURCHASE AND SALE OF NOTES;
                                 MAKING OF LOANS

                  2.1.     NOTE.

                  On or before the Closing Date, the Board of Directors of USi will authorize the issuance and sale of the Note as contemplated hereby, including authorizing the issuance of Conversion Shares upon conversion of the Note.

                  2.2.     PURCHASE AND SALE OF NOTE.

                  Upon the terms and subject to the conditions herein contained, on December 24, 1998 or such other day as the parties may agree (the "Closing Date"), USi shall issue to Purchaser, and Purchaser shall acquire from USi, a note (a "Note") in the form of Exhibit B hereto and in the principal amount shown on Schedule 1 hereto.

                  2.3.     CLOSING.

                  The closing of the sale to and purchase by the Purchaser of the Note (the "Closing") shall occur at 11 o'clock A.M., local time on the Closing Date at the offices of USi, One USi Plaza, Annapolis, Maryland. At the Closing, USi shall also deliver to the Purchaser the Note being purchased by the Purchaser, free and clear of any Liens of any nature whatsoever, registered in the Purchaser's name.

                  2.4. THE LOANS.

                  Subject to the terms and conditions herein contained, at the Closing the Purchaser



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


shall make a loan to USi (by wire transfer of immediately available funds) in the amount set forth opposite its name on Schedule 1.

                  2.5.     FEES AND EXPENSES.

                  Concurrently with or as promptly as practicable after the Closing, USi shall reimburse the Purchaser for the Transaction Expenses, which payment shall be made by wire transfer of immediately available funds to an account or accounts designated by the Purchaser.

                                  ARTICLE III.
                       CONDITIONS TO THE OBLIGATION OF THE
                         PURCHASER TO PURCHASE THE NOTE

                  The obligation of the Purchaser to purchase the Note, to make its loan and to perform any of its obligations hereunder (unless otherwise specified) shall be subject to the satisfaction of the following conditions on or before the Closing Date:

                  3.1.     REPRESENTATIONS AND WARRANTIES.

                  The representations and warranties of USi contained in Section 5 hereof shall be true and correct in all material respects at and as of that date, as if made at and as of such date.

                  3.2.     COMPLIANCE WITH TERMS AND CONDITIONS OF THIS
                           AGREEMENT.

                  USi shall have performed and complied with all of the agreements and conditions set forth herein that are required to be performed or complied with by USi on or before that date.

                  3.3.     DELIVERY OF NOTE.

                  USi shall have delivered to the Purchaser the Note to be received by the Purchaser.

                  3.4.     CLOSING CERTIFICATES.

                  USi shall have delivered to the Purchaser a certificate executed by an authorized officer of USi certifying that the representations and warranties of USi are true and correct in all material respects on and as of that date, and that the conditions set forth in this Section 3 to be satisfied by USi have been satisfied on and as of that date.

                  3.5.     SECRETARY'S CERTIFICATES.

                  The Purchaser shall have received a certificate from USi, dated as of that date and signed by the Secretary or an Assistant Secretary of USi, certifying that the attached copies of the



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Certificate of Incorporation and By-laws of USi and resolutions of the Board of
Directors of USi approving the Transaction Documents and the transactions referred to therein, are all true, complete and correct and remain unamended and in full force and effect.

                  3.6.     DOCUMENTS.

                  The Purchaser shall have received true, complete and correct copies of such documents and such other information as it may have reasonably requested in connection with or relating to the sale of the Note and the transactions required to be performed by the Transaction Documents.

                  3.7.     PURCHASE PERMITTED BY APPLICABLE LAWS.

                  The acquisition of and payment for the Note to be acquired by the Purchaser hereunder and the consummation of this Agreement (a) shall not be prohibited by any Requirements of Law, and (b) shall not conflict with or be prohibited by any Contractual Obligation of USi.

                  3.8.     CONSENTS AND APPROVALS.

                  All requisite consents, exemptions, authorizations, or other actions by, or notices to, or filings with, Governmental Authorities and other Persons in respect of all Requirements of Law and with respect to Contractual Obligations of USi necessary or required in connection with the execution, delivery or performance by USi shall have been obtained and be in full force and effect and all waiting periods shall have lapsed without extension or the imposition of any conditions or restrictions.

                  3.9.     NO MATERIAL JUDGMENT OR ORDER.

                  There shall not be any judgment or order of a court of competent jurisdiction or any ruling of any Governmental Authority or any condition imposed under any Requirement of Law which, in the reasonable judgment of the Purchaser, would (i) prohibit the purchase of the Note hereunder, (ii) subject the Purchaser to any penalty if the Note were to be purchased hereunder, or (iii) question the validity or legality of the transactions required to be performed under this Agreement.

                  3.10.    WAIVER OF RIGHTS.

                  All antidilutive and pre-emptive rights of shareholders of USi with respect to the issuance of the Note and the Conversion Shares shall have been waived.

                  3.11.    LEGAL OPINION.

                  The Purchaser shall have received an opinion of counsel for USi in form and substance reasonably acceptable to the Purchaser.



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


                                   ARTICLE IV.
                         CONDITIONS TO THE OBLIGATION OF
                                  USI TO CLOSE

                  The obligation of USi to issue and sell the Note and the other obligations of USi hereunder shall be subject to the satisfaction of the following conditions on or before the Closing Date:

                  4.1.     REPRESENTATIONS AND WARRANTIES.

                  The representations and warranties of the Purchaser contained in Section 6 hereof shall be true and correct in all material respects at and as of the Closing Date as if made at and as of such date.

                  4.2.     COMPLIANCE WITH THIS AGREEMENT.

                  The Purchaser shall have performed and complied with all of the agreements and conditions set forth herein that are required to be performed or complied with by the Purchaser on or before the Closing Date.

                  4.3.     ISSUANCE PERMITTED BY APPLICABLE LAWS.

                  The issuance of the Note hereunder and the consummation of this Agreement (a) shall not be prohibited by any Requirements of Law, and (b) shall not conflict with or be prohibited by any Contractual Obligations of the Purchaser.

                  4.4.     LOAN.

                  The Purchaser shall have made the loan as set forth in Section
2.4 hereof.

                  4.5.     CONSENTS AND APPROVALS.

                  All consents, exemptions, authorizations, or other actions by, or notices to, or filings with, Governmental Authorities and other Persons in respect of all Requirements of Law and with respect to those material Contractual Obligations of the Purchaser necessary or required in connection with the execution, delivery or performance by the Purchaser shall have been obtained and be in full force and effect and all waiting periods shall have lapsed without extension or imposition of any conditions or restrictions.

                  4.6.     NO MATERIAL JUDGMENT OR ORDER.

                  There shall not be any judgment or order of a court of competent jurisdiction or any ruling of any Governmental Authority or any condition imposed under any Requirements of Law which, in the reasonable judgment of USi would (i) prohibit the sale of the Note or the consummation of the other transactions hereunder, (ii) subject USi to any penalty if the Note were to be sold hereunder or (iii) question the validity or legality of the transactions required to be performed under this Agreement.

                                   ARTICLE V.
                         REPRESENTATIONS AND WARRANTIES
                                     OF USI

                  USi represents and warrants to, and covenants with, the Purchaser as of the date hereof and as of the Closing Date as follows:

                  5.1.     CORPORATE EXISTENCE AND AUTHORITY.

                  USi was incorporated on January 14, 1998 and (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (b) has all requisite corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently, or is currently proposed to be, engaged, and (c) has the corporate power and authority to execute, deliver and perform its obligations under each Transaction Agreement to which it is or will be a party.

                  5.2.     CORPORATE AUTHORIZATION; NO CONTRAVENTION.

                  The execution, delivery and performance by USi of each of the Transaction Documents and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Note by USi and the consummation by USi of the Financing, (a) on or before the Closing Date, shall have been duly authorized by all necessary corporate action, including the approval of the holders of two-thirds of the outstanding Series A Convertible Preferred Stock of USi, do not conflict with or contravene the terms of the Certificate or the Bylaws of USi, or any amendment thereof; and (b) will not violate, conflict with or result in any material breach or contravention of
(i) any Contractual Obligation of USi or (ii) any Requirements of Law applicable to USi.

                  5.3.     GOVERNMENTAL AUTHORIZATION; THIRD PARTY CONSENTS.

                  No approval, consent, compliance, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person in respect of any applicable Requirements of Law in effect on the date hereof and no lapse of a waiting period under any applicable Requirements of Law in effect on the date hereof, is necessary or required in connection with the execution and delivery of the Transaction Documents by USi or the performance by USi or enforcement against USi of any material obligation by USi under the Transaction Documents or the transactions to be performed hereunder.

                  5.4.     BINDING EFFECT.

                  This Agreement has been duly executed and delivered by USi and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability.

                  5.5.     CAPITALIZATION.

                           (a) On the Closing Date, the authorized capital stock
of USi shall consist of three hundred million (300,000,000) shares of Common Stock and two hundred thousand (200,000) shares of preferred stock. Of the authorized shares of USi Common Stock, immediately after the Closing, (i) ninety-nine million (99,000,000) shares of Common Stock will be reserved for issuance upon conversion of shares of the Series A Preferred Stock, (ii) six million, six hundred thousand (6,600,000) shares of USi Common Stock will be reserved for issuance pursuant to the Employee Stock Option Plan; (iii) up to nine million, two hundred ninety thousand, nine hundred fifty seven (9,290,957) shares of USi Common Stock will be reserved for issuance upon exercise of Common Stock purchase warrants (the "Warrants"), and (iv) twenty million (20,000,000) shares of Common Stock will be issued and outstanding. As of the Closing Date, all outstanding shares of capital stock of USi will be duly authorized and validly issued, fully paid, nonassessable and free and clear of any Liens, preferential rights, priorities, claims, options, charges or other encumbrances or restrictions other than those created by the Certificate of Incorporation and the Bylaws of USi and the Shareholders' Agreement.

                           (b) SCHEDULE 5.5 sets forth the name of each holder
of the issued and outstanding capital stock of USi, the number of shares of such capital stock held beneficially or of record by each such holder, the name of each Person holding any options or other rights to purchase any capital stock of USi (except as may be permitted under the Shareholders Agreement), the number, class and series of shares of capital stock subject to each such option or right and the exercise price of each such option or right. Except as set forth on
SCHEDULE 5.5, there are no outstanding securities convertible into or exchangeable for capital stock of USi or options, warrants or other rights to purchase or subscribe to capital stock of USi or contracts, commitments, agreements, understandings or arrangements of any kind to which USi is a party relating to the issuance of any capital stock of USi, any such convertible or exchangeable securities or any such options, warrants or rights.

                  5.6.     PRIVATE OFFERING.

                  No form of general solicitation or general advertising was used by USi or its representatives in connection with the offer or sale of the Note. No registration of the Note pursuant to the provisions of the Securities Act or any state securities or "blue sky" laws will be required by the offer, sale or issuance of the Note pursuant to this Agreement. USi agrees that neither it, nor anyone authorized to act on its behalf will offer or sell the Note or any other security so as to require the registration of the Note pursuant to the provisions of the Securities Act or any state securities or "blue sky" laws, unless the Note is so registered.

                  5.7.     LITIGATION.

                  USi has not received any notice of any governmental charge, complaint or action or court order, writ, injunction, judgment or decree outstanding or any claim, suit, litigation, legal proceeding, (collectively, "Actions") which if adversely determined would have a material adverse effect on
(i) the Condition of USi (ii) the transactions required to be performed by USi under this Agreement or the Transaction Documents and, to USi's knowledge, there is no valid basis therefor, and no Action is threatened against USi.

                  5.8.     FINANCIAL STATEMENTS.

                  USi has delivered to the Purchaser its audited financial statements as of June 30, 1998 and unaudited financials as of October 31, 1998 and for the period then ended. Such financial statements are true and complete in all material respects and fairly present the financial condition and results of operations of USi as of October 31, 1998 and for the period then ended in accordance with generally accepted accounting principles. Since October 31, 1998 there has been no material adverse change in the business, financial condition, operating results or prospects of USi. All of USi's material liabilities are reflected in such financial statements or on SCHEDULE 5.8 attached hereto, other than liabilities incurred in the ordinary course of business since October 31, 1998.

                  5.9.     TAX MATTERS.

                  USi has duly filed all tax reports and returns required to be filed by it, including all federal, state, local and foreign tax returns and reports and paid all taxes due with respect thereto.

                  5.10.    INVESTMENT COMPANY/GOVERNMENT REGULATIONS.

                  Immediately following the Closing, after giving effect to the transactions contemplated by the Transaction Documents, neither USi nor any Person controlling, controlled by or under common control with USi will be an "investment company" within the meaning of the Investment Company Act of 1940, as amended. USi is not subject to regulation under the Public Utility Holding Company Act of 1935, as amended, the Federal Power Act, or any federal or state statute or regulation limiting its ability to incur Indebtedness.

                  5.11.    BROKER'S FINDER'S OR SIMILAR FEES.

                  There are no brokerage commissions, finder's fees or similar fees or commissions payable in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with USi or any officer, director, shareholder, or Affiliate of USi or any action taken by any such person.

                  5.12.    LABOR RELATIONS AND EMPLOYEE MATTERS.

                           (a) USi is not and has not engaged in any unfair
labor practice.

                           (b) Except as set forth on SCHEDULE 5.12, USi is not
a party to any employment agreement (other than "at will" employment relationships), collective bargaining agreement or covenant not to compete.

                           (c) No complaint under any statute or regulation
relating to employment has been filed against USi.

                  5.13.    EMPLOYEE BENEFITS MATTERS.

                  Except as set forth on SCHEDULE 5.13, USi has not adopted or implemented any Employee Plan.

                  5.14.    OUTSTANDING BORROWINGS.

                  SCHEDULE 5.14 lists the amount of all Outstanding Borrowings of USi as of the date hereof and the name of each lender thereof.

                  5.15.    INSURANCE SCHEDULE.

                  USi maintains insurance policies with reputable insurers covering such risks and in such amounts as are customary for similar businesses.

                  5.16.    SOLVENCY.

                  USi has not (i) made a general assignment for the benefit of its creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition in bankruptcy by its creditors, (iii) suffered the appointment of a receiver to take possession of all or substantially all of its assets or properties, (iv) suffered the attachment or other judicial seizure of all or substantially all of its assets or (v) admitted in writing its inability to pay its debts as they come due.

                  5.17.    NO OTHER AGREEMENTS TO SELL ASSETS OR CAPITAL STOCK.

                  Other than as otherwise set forth in this Agreement, USi has no legal obligation, absolute or contingent, other than obligations under the Transaction Documents, to any person or firm to (i) sell any of its capital stock or, outside of the ordinary course of business, assets, or effect any merger, consolidation or other reorganization or (ii) enter into any agreement with respect to any of the foregoing.

                  5.18.    COMPLIANCE WITH LAW.

                  In its conduct of its business and affairs since its formation, USi has complied in all material respects with all applicable Requirements of Law.

                  5.19.    DISCLOSURE.

                  USi has, to the best of its knowledge, fully responded to all requests for information, and USi has accurately answered all questions from the Purchaser concerning the Condition of USi, and has not knowingly withheld any facts relating thereto which it reasonably believes to be material with respect to its Condition. No information in this Agreement or in any Exhibit or Schedule attached to this Agreement, contains or will contain any untrue statement of a material fact or when considered together with all such information delivered to the Purchaser omits to state any material fact. The disclosures made in writing by USi in connection with this Agreement when read in the light of the circumstances when made and taken as a whole, did not when made contain any untrue statement of a material fact.

                  5.20.    REGULATORY AFFILIATE.

                  USi has not redeemed or repurchased any of its equity securities (including options, warrants and convertible securities) or otherwise taken any action which would cause USi to become a Regulatory Affiliate of US WEST.

                                   ARTICLE VI.
                               REPRESENTATIONS AND
                           WARRANTIES OF THE PURCHASER

                  The Purchaser hereby represents and warrants to USi as of the date hereof as follows:

                  6.1.     PARTNERSHIP OR CORPORATE EXISTENCE AND AUTHORITY.

                  The Purchaser is a corporation (a) duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, (b) has all requisite power and authority to own its assets and operate its business, and (c) has all requisite power and authority to execute, deliver and perform its obligations under each of the Transaction Documents to which it is or will be a party.

                  6.2.     ORGANIZATION; AUTHORIZATION; NO CONTRAVENTION.

                  The execution, delivery and performance by the Purchaser of the Transaction Documents to which it is a party and the consummation of the transactions contemplated thereby, including, without limitation, the acquisition of the Note: (a) is within the Purchaser's corporate power and authority and has been duly authorized by all necessary action on the part of the Purchaser; does not conflict with or contravene the terms of the Purchaser's charter or by-laws, as applicable; and (c) will not violate, conflict with or result in any material breach or contravention of (i) any Contractual Obligation of the Purchaser, or (ii) the Requirements of Law or any order or decree applicable to the Purchaser.

                  6.3.     BINDING EFFECT.

                  This Agreement has been duly executed and delivered by the Purchaser, and this Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

                  6.4.     PURCHASE FOR OWN ACCOUNT.

                  The Note and the Conversion Shares are being or will be acquired by the Purchaser for its own account and with no intention of distributing or reselling such securities or any part thereof in any transaction that would be in violation of the securities laws of the United

States of America, or any state, without prejudice, however, to the rights of the Purchaser at all times to sell or otherwise dispose of all or any part of such stock under an effective registration statement under the Securities Act, or under an exemption from such registration available under the Securities Act, and subject, nevertheless, to the disposition of the Purchaser's property being at all times within its control. If the Purchaser should in the future decide to dispose of the Note or any of the Conversion Shares, the Purchaser understands and agrees that it may do so only in compliance with the Securities Act and applicable state securities laws, as then in effect. The Purchaser agrees to the imprinting, so long as required by law, of a legend on certificates representing the Note and all of the Conversion Shares to the following effect:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. AS AMENDED. OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN A SHAREHOLDERS AGREEMENT DATED AS OF MAY 28, 1998. A COPY OF SUCH AGREEMENT MAY BE OBTAINED FROM USi UPON REQUEST"

                  6.5.     FINANCIAL CONDITION.

                  The Purchaser's financial condition is such that it is able to bear the risk of holding the Note for an indefinite period of time and can bear the loss of its entire investment in the Note. The Purchaser has such knowledge and experience in financial and business matters and in making high risk investments of this type that it is capable of evaluating the merits and risks of the purchase of the Note.

                  6.6.     RECEIPT OF INFORMATION.

                  The Purchaser has been furnished access to the business records of USi and such additional information and documents as the Purchaser has requested and has been afforded an opportunity to ask questions of and receive answers from representatives of USi concerning the terms and conditions of this Agreement, the purchase of the Note, the prospective operations, market potential, capitalization, financial conditions, and prospects of the business to be conducted by USi, and all other matters deemed relevant by the Purchaser.

                  6.7.     BROKER'S, FINDER'S OR SIMILAR FEES.

                  There are no brokerage commissions, finder's fees or similar fees or commissions payable in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Purchaser or any action taken by the Purchaser.

                  6.8.     GOVERNMENTAL AUTHORIZATION: THIRD PARTY CONSENT.

                  No approval, consent, compliance, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person in respect of any Requirements of Law, and no lapse of a waiting period under any Requirements of Law, is necessary or required in connection with the execution, delivery or performance by the Purchaser (including, without limitation, the acquisition of the Note) or enforcement against the Purchaser of this Agreement or the Other Transaction Documents to which it is a party or the transactions contemplated thereby.

                  6.9.     LITIGATION.

                  No Actions are pending, or to the best knowledge of the Purchaser, threatened relating to or affecting the transactions required to be performed by the Purchaser under the Transaction Documents.

                                  ARTICLE VII.
                          COVENANTS OF USI WITH RESPECT
                       TO THE PERIOD FOLLOWING THE CLOSING

                  Until the Note is no longer outstanding due to conversion or otherwise and until the payment by USi of all other amounts due to the Purchaser under the Transaction Documents, USi hereby covenants and agrees with the Purchaser as follows:

                  7.1.     RESERVATION OF SHARES.

                  The Company will reserve the maximum number of Conversion Shares that may be issuable or deliverable upon conversion of the Note. The Conversion Shares shall, when issued or delivered in accordance with the provisions of USi's Certificate of Incorporation, be duly authorized, validly issued and fully paid and non-assessable. USi shall issue such Conversion Shares in accordance with the provisions of its Certificate of Incorporation and shall otherwise comply with the terms thereof.

                                  ARTICLE VIII.
                                 INDEMNIFICATION

                  8.1.     INDEMNIFICATION.

                           (a) In addition to all other sums due hereunder or
provided for in this Agreement, USi (the "Selling Indemnifying Party") shall defend, indemnify and hold harmless the Purchaser and its Affiliates and their respective officers, directors, agents, employees, subsidiaries, partners and assigns (each a "Purchasing Indemnified Party") to the fullest extent permitted by law from and against any and all losses, costs, claims, damages, expenses (including reasonable fees, disbursements and other charges of counsel, as limited by Section 8.2 below) and other liabilities (collectively, "Liabilities") incurred or suffered by any Purchasing Indemnified Party resulting from or arising out of (i) any breach by any Selling Indemnifying Party of any representation or warranty, covenant or agreement of the Selling Indemnifying Party in this Agreement; provided, however, that no Selling Indemnifying Party shall be liable under this Section 8.1 to any Purchasing Indemnified Party to the extent that it is finally judicially determined that such Liabilities resulted primarily from the material breach by such Purchasing Indemnified Party of any representation, warranty, covenant or other agreement of such Purchasing Indemnified Party contained in this Agreement; or (ii) any material liability of USi on the Closing Date not disclosed in this Agreement.

                           (b) In addition to all other sums due hereunder or
provided for in this Agreement, the Purchaser (the "Purchasing Indemnifying Party"), severally and not jointly, shall defend, indemnify and hold harmless USi and its Affiliates and its officers, directors, agents, employees, subsidiaries, partners and assigns (each a "Selling Indemnified Party") to the fullest extent permitted by law from and against any and all Liabilities incurred or suffered by such Selling Indemnified Parties resulting from or arising out of any breach of any representation, warranty, covenant or agreement of the Purchasing Indemnifying Party in this Agreement; provided, however, that the Purchasing Indemnifying Party shall not be liable under this Section 8.1 to a Selling Indemnified Party to the extent that it is finally judicially determined that such Liabilities resulted primarily from the material breach by such Selling Indemnified Party of any representation, warranty, covenant or other agreement of such Selling Indemnified Party contained in this Agreement.

                           (c) If and to the extent that any indemnification
provided for in this Agreement is unenforceable for any reason, the Indemnifying Parties (as defined below) obligated to indemnify any Indemnified Party (as defined below) shall make the maximum contribution to the payment and satisfaction of such indemnified liability which shall be permissible under applicable laws. In connection with the obligation of the Indemnifying Parties to indemnify for expenses as set forth herein, the Indemnifying Parties further agree, upon presentation of appropriate invoices containing reasonable detail, to reimburse each Indemnified Party for all such expenses (including reasonable fees, disbursements and other charges of counsel, as limited by Section 8.2 below) as they are incurred by such Indemnified Party.

                  8.2.     NOTIFICATION.

                  If any action or proceeding (including any governmental investigation or inquiry) shall be brought or asserted against any party entitled to indemnification pursuant to this Section 8 (an "Indemnified Party") in respect of which indemnity may be sought from any party required to indemnify such Indemnified Party (an "Indemnifying Party"), such Indemnified Party shall promptly notify the Indemnifying Party in writing, and such Indemnifying Party shall assume the defense thereof, including the employment of counsel selected by such Indemnifying Party and reasonably satisfactory to such Indemnified Party and the payment of all expenses; provided, however, that any failure to so notify such Indemnifying Party shall not impair obligations hereunder except if and only to the extent that such failure results in actual prejudice to such Indemnifying Party. Such Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of such Indemnified Party unless (a) such Indemnifying Party agreed to pay such fees and expenses or (b) such Indemnifying Party shall have failed to assume the defense of such action or proceeding or has failed to employ counsel reasonably satisfactory to such Indemnified Party in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and such Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to such Indemnified Party which are different from or additional to those available to such Indemnifying Party (in which case, such Indemnifying Party shall employ separate counsel at the expense of such Indemnifying Party, it being understood, however, that such Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for such Indemnified Party and any other Indemnified Parties). No Indemnifying Party shall be liable for any settlement of any such action or proceeding effected without its written consent (which shall not be withheld unreasonably), but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, such Indemnifying Parry agrees to indemnify and hold harmless such Indemnified Party from and against any Liabilities by reason of such settlement or judgment. No Indemnifying Party shall agree to any settlement of any third party claim without the consent of the Indemnified Party, which shall not be withheld if such settlement provides only for the payment of money to be paid by the Indemnifying Party.

                                   ARTICLE IX.
                                  MISCELLANEOUS

                  9.1.     SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

                  All of the representations and warranties made herein shall survive the Closing.

                  9.2.     NOTICES.

                  All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, courier service or personal delivery or via facsimile:

                           (a)      if to Purchaser:

                                      US WEST Communications, Inc.
                                      1801 California Street
                                      Suite 5100
                                      Denver, Colorado 80202
                                      Attention:  Law Department, Strategic
                                                  Transactions Group

                                      with a copy to:

                                      Brownstein Hyatt Farber & Strickland, P.C.
                                      410 Seventeenth Street
                                      Suite 2200
                                      Denver, Colorado 80202

                                      Attention:  John R. Garrett, Esq.


                           (b)      if to USi:

                                      USinternetworking, Inc.
                                      One USi Plaza
                                      175 Admiral Cochrane Drive
                                      Suite 400
                                      Annapolis, Maryland 21401
                                      Attention:  Christopher R. McCleary

                                      with a copy to:

                                      Latham & Watkins
                                      1001 Pennsylvania Avenue, N.W.
                                      Suite 1300
                                      Washington, D.C. 20004-2505
                                      Attention: James F. Rogers, Esq.

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; if delivered by facsimile, upon confirmation of such transmission; and five business days after being deposited in the mail, postage prepaid, if mailed.

                  9.3.     SUCCESSORS AND ASSIGNS.

                  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. This Agreement may be assigned by the Purchaser to any permitted transferee of all or part of the Note or Conversion Shares. USi may not assign any of its rights under this Agreement without the written consent of the Purchaser. Except as provided in this Section 9.3, no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of any of the Transaction Documents.

                  9.4.     AMENDMENT AND WAIVER.

                           (a) No failure or delay on the part of USi or the
Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to USi or the Purchaser at law, in equity or otherwise.

                           (b) Any amendment, supplement or modification of or
to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by any party from the terms of any provision of this Agreement, shall be effective

(i) only if it is made or given in writing and signed by USi (if applicable) and the Purchaser, and (ii) only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on any party in any case shall entitle any party hereto to any other or further notice or demand in similar or other circumstances.

                  9.5.     COUNTERPARTS.

                  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  9.6.     HEADINGS.

                  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  9.7.     GOVERNING LAW.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of law of such state.

                  9.8.     SEVERABILITY.

                  If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

                  9.9.     RULES OF CONSTRUCTION.

                  Unless the context otherwise requires, "or" is not exclusive, and references to sections or subsections refer to sections or subsections of this Agreement.

                  9.10.    ENTIRE AGREEMENT.

                  This Agreement, together with the exhibits and schedules hereto and the other Transaction Documents, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the exhibits hereto, and the other Transaction Documents supersede all prior agreements and understandings between the parties with respect to such subject matter.

                  9.11.    FURTHER ASSURANCES.

                  Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

                  9.12.    PUBLICITY.

                  Except as may be required by applicable law, none of the parties hereto shall issue a publicity release or announcement or otherwise make any public disclosure concerning this Agreement or the transactions contemplated hereby, without prior approval by the other parties hereto, provided that the Purchaser may nonetheless communicate with its partners concerning such transactions and investment in USi and may publish a "tombstone" in the customary form with respect to its investment. If any announcement is required by law to be made by any party hereto, prior to making such announcement such party will deliver a draft of such announcement to the other parties and shall give the other parties an opportunity to comment thereon.

                  9.13.    JURISDICTION.

                  Each party to this Agreement hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or any agreements or transactions contemplated hereby may be brought in the courts of the State of Maryland or of the United States of America for the District of Maryland and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of the copies thereof by registered or certified mail, postage prepaid, to the address set forth in Section 10.2, such service to become effective 10 days after such mailing

                  9.14.    WAIVER OF JURY TRIAL.

         EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers hereunto duly authorized as of the date first above written.



                                  USINTERNETWORKING, INC.



                                  By:__________________________________
                                  Name:________________________________
                                  Title:_______________________________



                                  U S WEST COMMUNICATIONS, INC.



                                  By:__________________________________
                                         Name:
                                         Title:

                                   SCHEDULE 1


              PURCHASER                         AMOUNT OF NOTE
              U S WEST                            $5,000,000

